CERTIFICATIONS	EXHIBIT 32.1

CERTIFICATION UNDER
SECTION 906 OF SARBANES-OXLEY

In connection with the annual report of Cambior Inc. (the "Company") on Form 40-F for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Louis P. Gignac, President and Chief Executive Officer, of the Company, certify, pursuant to 18 United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Louis P. Gignac
Louis P. Gignac
President and Chief Executive Officer
May 17, 2004